JANUARY 31, 1998

                                 [LOGO OMITTED]

                                  THE OVB FUNDS

                          PORTFOLIOS OF THE ARBOR FUND

                                     ANNUAL
                                     REPORT
                                 TO SHAREHOLDERS

[LOGO OMITTED] THE OVB FUNDS


TABLE OF CONTENTS
-----------------------------------------------------
Investment Adviser's Review.........................1
Management's Discussion & Analysis..................4
Report of Independent Accountants..................11
Financial Statements...............................12
Notice to Shareholders.............................45



THE OVB FUNDS:
[bullet] NOT FDIC INSURED
[bullet] NO BANK GUARANTEE
[bullet] MAY LOSE VALUE

INVESTMENT ADVISER'S REVIEW                                       [LOGO OMITTED]
                                                                JANUARY 31, 1998
--------------------------------------------------------------------------------
INVESTMENT ADVISER'S REVIEW
   For those of us who have been involved with the financial markets throughout our careers, fiscal 1997 served as a real-world example of an environment that we thought could exist only in theory.
   It was a year in which all three asset classes, stocks, bonds, and money market funds, enjoyed strong gains, fueled by economic conditions that could hardly be more ideal: Low inflation, declining interest rates, moderate economic growth, and the lowest unemployment rates in a generation.
   We are pleased to report that investors in The OVB Funds were able to benefit from this environment. And, we are gratified that the assets in our funds continued to reach new levels during the year, thanks to the confidence of existing shareholders, as well as that of new shareholders we have welcomed from our expanding geographic market.



MONEY MARKET REVIEW
   Money market investors continued to benefit from relatively stable rates, and from low inflation that heightened real returns.
   In March of 1997, the Federal Reserve Board raised short-term rates by one quarter of one percent, due to concerns about possible overheating of the U.S. economy. However, as domestic growth slowed and economic turmoil in Asia appeared, rates fell back again, ending the fiscal year only slightly higher than they were at the start.
   In the year ahead, we believe that there is a real possibility that the U.S. economy will see additional slowing, due to domestic and international factors. Therefore, if the Federal Reserve Board takes any action at all, it is likely to be toward decreasing, rather than increasing rates. This would limit yields on money market funds somewhat. But we believe that the real returns provided by today's low inflation environment offer adequate compensation for any minor declines.



BOND MARKET REVIEW
   Fiscal 1997 proved to be a very good year for bond investors, as the combination of low inflation, declining rates, and favorable economic factors led to strong returns.
   Among the major factors fueling the bond market was continued vigilance not only by the Federal Reserve Board but also by the central banks of the other G-7 nations. Together, these monetary regulators helped push global inflation to almost imperceptible levels. At the same

--------------------------------------------------------------------------------
time, responsible budgetary policies in the U.S. and Europe helped reduce government deficits, further enhancing the environment for bonds.
   The world's major trouble spot, of course, was Asia, where long-term structural flaws finally led to abrupt declines in currencies, financial markets, and economic growth rates. For too many years, the economic policies of many Asian nations have encouraged investment based on relationships, rather than fiscal responsibility. The result has been excessive speculation, over capacity, and limited collateralization.
   Some of these nations have begun to institute reforms. But as their recovery begins, the near-term effect on the global economy will likely be further dampening of inflation and growth rates. This, along with the fact that the other major economic conditions of 1997 remain in place, should continue to benefit bonds in the year ahead.



EQUITY MARKET REVIEW
   Equities continued their strong performance during fiscal 1997, with the major indices reaching a number of new highs during the year. However, these gains continued to be shared unequally, as large-capitalization issues dominated the market while smaller stocks frequently lagged behind.
   We believe that large corporations stand to gain the most from the current economic environment of low inflation and moderate growth, since they have the means to implement productivity enhancements and cost controls that are needed to compensate for a lack of pricing flexibility. As a result, even though many small companies continue to thrive in the current economy, investors have sought the comfort of big names with more predictable earnings.
   The equity markets continue to receive inflows of capital from the "baby boom" generation, which steadily pours funds into 401(k) plans and other retirement programs in an almost frantic effort to prepare for their golden years. By doing so, they are moving more money into the hands of the private sector, which has been very effective at translating capital into increased productivity. This has further helped to offset inflation while building stronger companies.
   While valuations in the stock market remain at historically high levels, continued profit growth may eventually justify the current optimism. Of course, any widespread earnings disappointments in the coming year could have a negative impact on stock prices -- particularly those of the large-cap issues that were so strongly in favor last year.

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998
--------------------------------------------------------------------------------
CONCLUSION
   After a year of across-the-board gains such as fiscal 1997, it is easy to become complacent about the future. However, investors should keep in mind that the markets never move in a straight line -- either up or down -- and that circumstances are ever-changing.
   Therefore, while we remain optimistic about the long-term future, and proud of the performance of our funds in the year just past, we recognize that risk goes hand-in-hand with opportunity. Those who share this view, and who invest with a long-term perspective, should find that the opportunities will outweigh the risks over time.
   As always, we thank you for seeking investment opportunities through the OVB funds, and look forward to continuing to earn your trust in the years ahead.





/S/SIGNATURE



J. RANDY VALENTINE
SENIOR VICE PRESIDENT
ONE VALLEY BANK, N.A.

MANAGEMENT'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

THE OVB FUNDS
PRIME OBLIGATIONS PORTFOLIO
---------------------------

SUB-ADVISER: WELLINGTON MANAGEMENT COMPANY, LLP

For the fiscal year ended January 31, 1998, The OVB Funds Prime Obligations Portfolio, Class A, posted a total return of 5.33%, while Class B shares returned 5.07%. By comparison, the Fund's benchmark, IBC Financial First Tier Average, returned 5.03%.
   The past year was one of stable short term interest rates. The Federal Reserve Board increased the Fed Funds Target Rate

                 Comparison of Change in the Value of a $10,000
                     Investment in the OVB Prime Obligation
                          Money Market, Class A, versus
                      the IBC Financial First Tier Average

   [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

           OVB Prime Obligation      IBC Financial
           Money Market, Class A   First Tier Average
   Dec 93        $10,000                $10,000
   Jan 94        $10,025                $10,022
   Jan 95        $10,441                $10,413
   Jan 96        $11,031                $10,978
   Jan 97        $11,595                $11,510
   Jan 98        $12,213                $12,089

--------------------------------------------------------------------------------
                                         ANNUALIZED            ANNUALIZED
               ONE YEAR RETURN          3 YEAR RETURN       INCEPTION TO DATE
--------------------------------------------------------------------------------
CLASS A             5.33%                   5.36%                 4.98%
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED 1/31/98. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 12/1/93.


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
               OVB PRIME OBLIGATION MONEY MARKET, CLASS B, VERSUS
                      THE IBC FINANCIAL FIRST TIER AVERAGE

   [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

           OVB Prime Obligation      IBC Financial
           Money Market, Class B   First Tier Average
   Feb 94        $10,000                $10,000
   Jan 95        $10,368                $10,370
   Jan 96        $10,927                $10,933
   Jan 97        $11,457                $11,462
   Jan 98        $12,038                $12,038

--------------------------------------------------------------------------------
                                         ANNUALIZED            ANNUALIZED
               ONE YEAR RETURN          3 YEAR RETURN       INCEPTION TO DATE
--------------------------------------------------------------------------------
CLASS B             5.07%                   5.10%                 4.81%
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED 1/31/98. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS B SHARES WERE OFFERED BEGINNING 2/8/94.

by 25 basis points (0.25 percent) to 5.50% in March, prompted by strong economic growth. Despite continued growth, inflation remained subdued and additional increases were unnecessary. As expected in this environment, the monthly returns on the Fund were stable over the course of the year.
   The environment was not without pitfalls, however. Early in the year, Mercury Finance was unable to repay $500 million to its commercial paper investors. Some aggressively managed money market mutual funds held Mercury Finance com-

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998
--------------------------------------------------------------------------------

mercial paper. Later in the year, market upheaval in southeast Asia spread credit concerns through to the financial markets. Due to its conservative investment profile and prudent investment management, the Fund avoided any exposure to deteriorating credits. The OVB Prime Obligations Portfolio remains concentrated in high quality commercial paper and bank instruments such as bank notes and CDs.
   Looking ahead, the U.S. economy is likely to moderate, and the inevitable slowdown in Asia will also dampen domestic growth. These factors, combined with a continued lack of inflation, will leave the central bank more inclined to lower rates than to raise them. As we expect this to occur, our strategy will be to buy longer maturity investments to lock in prevailing high market yields.



THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO
---------------------------

For the fiscal year ended January 31, 1998, The OVB Funds West Virginia Tax-Exempt Income Portfolio, Class A, posted a total return of 9.55%. For Class B shares, total return was 9.28%. By comparison, the Fund's two benchmarks, the Lipper Intermediate Term Muni Debt Funds Average and the Lipper General Municipal Debt Funds Average, returned 7.83% and 10.12%, respectively, for the period.
   Throughout the year, we continued to operate the fund conservatively, holding the average maturity to about 15 years and emphasizing issues of the highest quality. At fiscal year-end, over 80% of the portfolio was composed of securities rated AAA.
   Our sector selection was also conservative, emphasizing general obligation and sewer and water issues while avoiding the types of bonds that may be subject to economic uncertainties, such as health care-related securities.
   Looking ahead, we believe that the state of West Virginia is in its best economic condition in over a decade, with a healthy business environment and a growing tax base. In addition, we believe that 1998 will be a fairly positive year for municipal bonds, with key economic indicators remaining near their current levels. Therefore, we look forward to a year of continued strong returns for the Portfolio.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------
   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO, CLASS A AND CLASS B, VERSUS THE LEHMAN
 MUNICIPAL BOND INDEX, THE LIPPER GENERAL MUNICIPAL DEBT FUNDS AVERAGE, AND THE
                LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE

[LINE GRAPH OMITTED]
PLOT POINTS AS FOLLOWS:

              OVB           OVB                                        Lipper
        West Virginia  West Virginia                  Lipper        Intermediate
           Tax-Exempt   Tax-Exempt      Lehman        General           Term
             Income       Income       Brothers       Municipal       Municipal
           Portfolio    Portfolio      Municipal     Debt Funds      Debt Funds
            Class A      Class B      Bond Index      Average         Average
Dec 93      $10,000      $10,000       $10,000        $10,000         $10,000
Jan 94      $10,094      $10,092       $10,114        $10,112         $10,104
Jan 95      $ 9,753      $ 9,727       $ 9,754        $ 9,626         $ 9,844
Jan 96      $11,085      $11,016       $11,223        $10,974         $11,002
Jan 97      $11,456      $11,368       $11,655        $11,285         $11,344
Jan 98      $12,550      $12,423       $12,834        $12,427         $12,232

--------------------------------------------------------------------------------
                                         ANNUALIZED            ANNUALIZED
               ONE YEAR RETURN          3 YEAR RETURN       INCEPTION TO DATE
--------------------------------------------------------------------------------
CLASS A             9.55%                   8.77%                 5.97%
CLASS B             9.28%                   8.50%                 5.54%
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED 1/31/98. PAST PERFORMANCE OF THE PORTFOLIOS IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
CLASS A SHARES WERE OFFERED BEGINNING 12/1/93.
CLASS B SHARES WERE OFFERED BEGINNING 12/17/93.



THE OVB FUNDS
GOVERNMENT SECURITIES PORTFOLIO
-------------------------------

For the fiscal year ended January 31, 1998, The OVB Funds Government Securities Portfolio, Class A, posted a total return of 10.44%. For Class B shares, total return was 10.16%. By comparison, the Fund's two benchmarks, the Lehman Brothers Government/Corporate Index and the Lipper Intermediate Investment-Grade Debt Funds Average, returns 11.17% and 9.58%, respectively, for the period.
   Conditions in the fixed income markets continued to be favorable throughout fiscal 1997, as inflation, interest rates, and economic growth remained relatively steady. Other positive factors for bond investors included the dampening effect of economic difficulties in Asia, and the prospects for the nation's first budget surplus in three decades. This latter point is particularly significant for the Fund, as it indicates that the supply of new long-term Treasury securities could actually begin to decline in the years ahead, resulting in potentially higher prices for existing bonds.

        Comparison of Change in the Value of a $10,000 Investment in the
      OVB Government Securities Portfolio, Class A and Class B, versus the
         Lehman Government/Corporate Index, and the Lipper Intermediate
                      Investment-Grade Debt Funds Average

[LINE GRAPH OMITTED]
PLOT POINTS AS FOLLOWS:
                                                                    Lipper
                      OVB             OVB          Lehman        Intermediate
                   Government      Government      Brothers       Investment-
                   Securities      Securities     Government/     Grade Debt
                   Portfolio       Portfolio      Corporate         Funds
                    Class A         Class B         Index          Average
   Dec 93           $10,000         $10,000        $10,000         $10,000
   Jan 94           $10,100         $10,098        $10,150         $10,129
   Jan 95           $ 9,648         $ 9,631        $ 9,834         $ 9,789
   Jan 96           $11,398         $11,338        $11,577         $11,342
   Jan 97           $11,606         $11,530        $11,854         $11,662
   Jan 98           $12,818         $12,701        $13,178         $12,779

--------------------------------------------------------------------------------
                                         ANNUALIZED            ANNUALIZED
               ONE YEAR RETURN          3 YEAR RETURN       INCEPTION TO DATE
--------------------------------------------------------------------------------
CLASS A            10.44%                   9.93%                 6.24%
CLASS B            10.16%                   9.66%                 6.03%
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED 1/31/98. PAST PERFORMANCE OF THE PORTFOLIOS IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 12/1/93. CLASS B SHARES WERE OFFERED BEGINNING 12/31/93.

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998
--------------------------------------------------------------------------------

   In this stable environment, we avoided any major shifts in the asset mix or maturity levels of the Fund. We continued to emphasize government issues, although we moved a modest percentage of the portfolio into mortgage-backed and corporate issues late in the year in order to take advantage of their higher yields. In addition, we continued to operate at the long end of the portfolio's duration and maturity parameters, in order to gain the incremental yields available in longer-term instruments. During fiscal 1997, for example, the Government Securities Fund had an average weighted maturity of approximately 9 years.
   Looking ahead, we believe that the conditions of 1997 remain very much in place for the coming year. Despite the current vibrancy of the economy, we believe growth may slow toward the summer months. A potential cause for such a slowdown could include the spread of Asia's difficulties into key trading partner nations such as Russia, Brazil, and China. Whatever the cause, any slowdown could cause the Federal Reserve Board to stimulate the economy through a modest rate cut.
   Therefore, we anticipate a year in which bond prices deliver at least their coupon yields, and perhaps some modest capital gains. Overall, we believe that it remains a good time to be an investor in high-quality fixed income instruments.


THE OVB FUNDS
EMERGING GROWTH PORTFOLIO
-------------------------
For the fiscal year ended January 31, 1998, The OVB Funds Emerging Growth Portfolio, Class A, posted a total return of (0.30)%, compared with a 8.73% return for its benchmark, the Frank Russell 2000 Growth Index. For Class B shares, total return was (0.56)%.
   After a lackluster start to the fiscal year, emerging growth stocks rallied strongly from April to October, with the Russell 2000 index outperforming the S&P 500 for several months. However, this rally was cut short in the Fall by the turmoil in Asia, which is perceived to have a strong impact on technology-related companies.
   The Fund participated fully in the ups and downs of this trend, due to its aggressive natures and strong technology component. However, several portfolio holdings delivered outstanding performance during the year, including Applied Graphics, a provider of specialized digital services; Computer Learning Centers, a provider of computer-related education and training; CKE Restaurants, a leading fast-food chain operator; Lernout and Hauspie, the developer of a speech recognition system selected by Microsoft; and Pacific Sunwear, a casual apparel manufacturer.
   In addition, our holdings in the fund reflected our traditional concentration in more aggressive areas of the marketplace

                                                                     (CONTINUED)

--------------------------------------------------------------------------------
where companies exhibited dynamic earnings growth. Going forward, we plan to increase our weighting in other sectors of the market, such as financials, in order to better correlate our performance with our stated benchmark.

  Comparison of Change in the Value of a $10,000 Investment in the OVB Emerging
   Growth Portfolio, Class A and Class B, versus the NASDAQ/OTC Index, and the
                         Frank Russell 2000 Growth Index
[LINE GRAPH OMITTED]
PLOT POINTS AS FOLLWS:

                 OVB             OVB
               Emerging        Emerging
               Growth          Growth          NASDAQ/OTC       Frank Russell
              Portfolio       Portfolio          Index              2000
               Class A         Class B       (Price Return)     Growth Index
   Dec 93      $10,000         $10,000          $10,000           $10,000
   Jan 94      $10,325         $10,325          $10,305           $10,266
   Jan 95      $ 7,744         $ 7,714          $ 9,723           $ 9,558
   Jan 96      $11,261         $11,191          $13,645           $12,678
   Jan 97      $12,308         $12,208          $17,766           $14,580
   Jan 98      $12,271         $12,140          $20,855           $15,853

--------------------------------------------------------------------------------
                                         ANNUALIZED            ANNUALIZED
               ONE YEAR RETURN          3 YEAR RETURN       INCEPTION TO DATE
--------------------------------------------------------------------------------
CLASS A            -0.30%                  16.58%                 5.41%
CLASS B            -0.56%                  16.32%                 5.50%
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED 1/31/98. PAST PERFORMANCE OF THE PORTFOLIOS IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 12/1/93. CLASS B SHARES WERE OFFERED BEGINNING 12/29/93.




   Looking ahead, we remain aware that any economic slowdown could have a disproportionate impact on small-cap stocks. Despite these concerns, we believe that the valuations of small-cap issues remain compelling, and that certain sectors will perform well in the year ahead. Therefore, we will continue to choose selectively among the issues available, seeking those with the greatest prospects for long-term growth.


THE OVB FUNDS
CAPITAL APPRECIATION PORTFOLIO
------------------------------
For the fiscal year ended January 31, 1998, The OVB Funds Capital Appreciation Portfolio, Class A, posted a total return of 17.12%, compared with a 26.91% return for its benchmark, the Standard & Poor's 500 Composite Stock Index. For Class B shares, total return was 16.76%.
   The Fund's underperformance of the benchmark is primarily attributable to its holdings of mid-capitalization issues at a time when the markets strongly favored large-capitalization stocks. Additionally, the Fund was overweighted in technology issues and underweighted in financial issues early in the year.
   To adjust for this trend, the Fund gradually moved closer to a market-neutral weighting in all sectors, focusing on large-cap companies that dominate their respective industries.
   Among the Fund's best performers for the year were large healthcare companies such as Merck, Pfizer, and SmithKline Beecham, as well as technology leaders such as Microsoft and Cisco Systems. In the Fund's large financial services component, gainers included American Express, Allstate Insurance, American International

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998

Group, and Travelers. Other strong issues were retailers, TJX, Dollar General and CVS.
   Looking ahead, we anticipate a continuation of last year's economic picture, with inflation declining and interest rates drifting lower. The yield curve has been flattening in recent months, indicating that an economic slowdown may be on the horizon. If this occurs, investors may continue to focus on relatively predictable large-capitalization issues. We believe the portfolio is well positioned for this type of scenario, holding mostly large capitalization stocks with solid earnings prospects and good visibility.

        Comparison of Change in the Value of a $10,000 Investment in the
            OVB Capital Appreciation Portfolio, Class A and Class B,
                versus the Standard & Poor's 500 Composite Index

[LINE GRAPH OMITTED]
PLOT POINTS AS FOLLWS:

                   OVB                 OVB
                 Capital             Capital
               Appreciation        Appreciation         Standard & Poor's
                Portfolio           Portfolio             500 Composite
                 Class A             Class B                 Index
   Dec 93        $10,000             $10,000                $10,000
   Jan 94        $10,203             $10,204                $10,340
   Jan 95        $ 9,301             $ 9,274                $10,395
   Jan 96        $13,143             $13,066                $14,409
   Jan 97        $16,043             $15,915                $18,203
   Jan 98        $18,789             $18,583                $23,102

--------------------------------------------------------------------------------
                                         ANNUALIZED            ANNUALIZED
               ONE YEAR RETURN          3 YEAR RETURN       INCEPTION TO DATE
--------------------------------------------------------------------------------
CLASS A            17.12%                  26.41%                17.23%
CLASS B            16.76%                  26.07%                16.37%
--------------------------------------------------------------------------------
FOR THE PERIOD ENDED 1/31/98. PAST PERFORMANCE OF THE PORTFOLIOS IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 12/1/93. CLASS B SHARES WERE OFFERED BEGINNING 12/31/93.





THE OVB FUNDS
EQUITY INCOME PORTFOLIO
-----------------------
For the fiscal year ended January 31, 1998, The OVB Funds Equity Income Portfolio, Class A, posted a total return of 18.44%, compared with a 22.72% return for its benchmark, the S&P/BARRA Value Index. For Class B shares, total return was 18.07%.
   Throughout the year, the Fund remained focused on its three primary objectives: Current income, long-term growth of capital, and growth of income. This strategy resulted in a strong total return, and relatively low volatility.
   The large-capitalization issues in our portfolio benefited from the prevailing low-inflation/low-interest rate environment. In addition, they were not greatly affected by the Asian crisis since most of their profits are earned in the United States or Europe.
   The Fund's three largest holdings -- Williams Companies, McGraw-Hill, and GE -- were each up in excess of 40% for the year. Williams Companies was a particular standout, thanks to strong management and a continuing focus on shareholder value. Other good performers included publisher McGraw-Hill, defense contractor Lockheed Martin, healthcare leaders Merck and Bristol Myers-Squibb.
   Among the issues added to the portfolio were selected Real Estate Investment Trusts (REITs). Today's REITs have little in common with the highly-leveraged real estate



                                                                     (CONTINUED)

MANAGEMENT'S DISCUSSION & ANALYSIS (CONCLUDED)
--------------------------------------------------------------------------------
partnerships of the 1980's, and are generally well-capitalized issues that have the potential for appreciation while offering above-average yields.
   The Fund has also taken a significant position in electric utilities, selecting issues that appear to be well-positioned to take advantage of industry deregulation. These included Southern Company, Allegheny Energy, and Montana Power.
   Looking ahead, we believe the outlook for large, established companies remains very positive. These companies continue to benefit from low inflation and increased consumer confidence, and have demonstrated an ability to boost profits through top-line revenue growth and productivity enhancements.
   Therefore, we plan to maintain our
strategy of owning leading companies in a variety of industries. We believe this approach will continue to offer attractive long-term returns to our shareholders.

   Comparison of Change in the Value of a $10,000 Investment in the OVB Equity Income Portfolio, Class A and Class B, versus the S&P 500/BARRA Value Index, and the Lipper Equity Income Average

[LINE GRAPH OMITTED]
PLOT POINTS AS FOLLOWS:

                  OVB             OVB
              Equity Income   Equity Income        S&P           Lipper
               Portfolio       Portfolio        500/BARRA     Equity Income
                Class A         Class A        Value Index       Average
   Aug 96       $10,000         $10,000          $10,000         $10,000
   Jan 97       $11,330         $11,319          $11,941         $11,588
   Jan 98       $13,419         $13,364          $14,654         $14,230

--------------------------------------------------------------------------------
                                         ANNUALIZED
               ONE YEAR RETURN        INCEPTION TO DATE
--------------------------------------------------------------------------------
CLASS A            18.44%                  22.13%
CLASS B            18.07%                  21.87%
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED 1/31/98. PAST PERFORMANCE OF THE PORTFOLIOS IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A AND B SHARES WERE OFFERED BEGINNING 8/31/96.

REPORT OF INDEPENDENT ACCOUNTANTS
                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE ARBOR FUND

        In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OVB Prime Obligations, OVB West Virginia Tax-Exempt Income, OVB Government Securities, OVB Emerging Growth, OVB Capital Appreciation and OVB Equity Income Portfolios (separately managed portfolios of The Arbor Fund, hereafter referred to as the "Fund") at January 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

        PRICE WATERHOUSE LLP
        Philadelphia, PA
        March 13, 1998

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
--------------------------------------------------------------------------------
[PIE CHART OMITTED]
Plot points are as follows:

Floating Rate Instruments - 13.9%
U.S. Government Agency Obligations - 10.4%
Commercial Paper - 38.7%
Mortgage Related - 5.2%
Certificates of Deposit - 25.8%
Bank Note - 4.3%
Repurchase Agreement - 1.7%

--------------------------------------------------------------------------------
                                   FACE AMOUNT   VALUE
DESCRIPTION                           (000)      (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 38.1%
   Drugs -- 2.3%
   Glaxo Wellcome
     5.895%, 03/16/98              $ 1,350    $ 1,341
--------------------------------------------------------------------------------
   TOTAL DRUGS                                  1,341
--------------------------------------------------------------------------------
   Financial Services -- 20.6%
   Beneficial
     5.764%, 02/24/98                2,500      2,491
   Commoloco
     5.823%, 04/15/98                2,500      2,472
   Enterprise Funding
     5.827%, 02/20/98                1,386      1,382
   Eureka Securities
     5.720%, 03/16/98                1,300      1,291
   Falcon Asset Securities
     5.750%, 03/23/98                2,500      2,480
   Island Finance
     5.750%, 03/04/98                2,000      1,990
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                    12,106
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   FACE AMOUNT   VALUE
DESCRIPTION                           (000)      (000)
--------------------------------------------------------------------------------
   Insurance -- 10.1%
   Aon
     5.770%, 03/18/98              $ 3,000    $ 2,978
   General Re
     5.928%, 03/27/98                3,000      2,974

--------------------------------------------------------------------------------
   TOTAL INSURANCE                              5,952
--------------------------------------------------------------------------------
   MORTGAGE RELATED -- 5.1%
   New Center Asset Trust
     5.944%, 03/16/98                3,000      2,979
--------------------------------------------------------------------------------
   TOTAL MORTGAGE RELATED                       2,979
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER  (COST $22,378)      22,378
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION -- 10.2%
   FNMA (A)
     5.389%, 02/25/98                6,000      6,000
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
      (COST $6,000)                             6,000
--------------------------------------------------------------------------------
FLOATING RATE INSTRUMENTS -- 13.6%
   Bank of America (A)
     5.650%, 04/16/98                3,000      3,000
   People's Security Life (A)
     5.880%, 08/01/98                3,000      3,000
   Travelers Insurance (A)
     5.956%, 05/31/98                2,000      2,000
--------------------------------------------------------------------------------
   TOTAL FLOATING RATE INSTRUMENTS
     (COST $8,000)                              8,000
--------------------------------------------------------------------------------
MORTGAGE RELATED -- 5.1%
   Goldman Sachs Investment Trust,
     Series 1997-C, Class N (A)
     5.594%, 02/15/98                3,000      3,000
--------------------------------------------------------------------------------
   TOTAL MORTGAGE RELATED  (COST $3,000)        3,000
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 25.4%
   Chase Manhattan Bank
     5.710%, 03/05/98                2,500      2,500
   International Nederlanden Bank
     5.840%, 03/09/98                3,000      3,000
   Rabobank Nederland
     5.990%, 03/24/98                2,400      2,400
--------------------------------------------------------------------------------

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998
--------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------
                                   FACE AMOUNT  VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (CONTINUED)
   Royal Bank of Canada
     5.950%, 03/24/98              $ 2,500    $ 2,500
   Swiss Bank
     5.690%, 01/07/99                2,000      1,999
   Wilmington Trust
     5.847%, 05/29/98                2,500      2,500
--------------------------------------------------------------------------------
   TOTAL CERTIFICATES OF DEPOSIT
     (COST $14,899)                            14,899
--------------------------------------------------------------------------------
BANK NOTE -- 4.2%
   Morgan Guaranty NY
     5.955%, 06/22/98                2,500      2,499
--------------------------------------------------------------------------------
   TOTAL BANK NOTE  (COST $2,499)               2,499
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.7%
   JP Morgan
     5.560%, dated 01/30/98, matures
     02/02/98, repurchase price $970,449
     (collateralized by U.S. Government
     Agency Instruments:  total market
     value $988,899)                   970        970
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT  (COST $970)        970
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS-- 98.3% (COST $57,746)    57,746
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 1.7%
   Other Assets and Liabilities, Net              981
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             981
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                VALUE
DESCRIPTION                                     (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
 authorization -- no par value) based on
   52,175,157 outstanding shares
   of beneficial interest                     $52,175
Portfolio Shares of Class B (unlimited
 authorization -- no par value) based on
   6,550,107 outstanding shares
   of beneficial interest                       6,550
Accumulated net realized gain on investments        2
--------------------------------------------------------------------------------
   TOTAL NET ASSETS-- 100.0%                  $58,727
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                   $1.00
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS B                   $1.00
--------------------------------------------------------------------------------
(A)Floating Rate Instrument. Rate reflected on the Statement of Net Assets is the rate in effect on January 31, 1998. The date shown is the next scheduled reset date.
FNMA    Fannie Mae

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------
[PIE CHART OMITTED]
Plot points are as follows:

Municipal Bonds - 99.3%
Cash Equivalent -  0.7%

--------------------------------------------------------------------------------
                                  FACE AMOUNT   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.3%
   West Virginia -- 98.3%
   Beckley, Industrial
     Development Authority,
     RB, Beckley Water Project
     7.000%, 10/01/17              $ 1,000    $ 1,100
   Beckley, Nursing Facility
     Health Care Project,
     RB, Series A
     6.000%, 09/01/12                  310        323
   Beckley, Sewage System
     Refunding, RB
     6.750%, 10/01/25                  400        428
   Berkeley County,
     Board of Education,
     GO, BIG
     7.375%, 04/01/03                  425        488
   Berkeley County,
     Board of Education,
     GO, FGIC
     4.500%, 06/01/09                  540        538
   Berkeley County,
     Sewer System Refunding,
     RB, MBIA
     5.625%, 10/01/19                  895        945
   Brooke County,
     Board of Education,
     GO, AMBAC
     9.000%, 08/01/98                   15         15


--------------------------------------------------------------------------------
                                  FACE AMOUNT   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   Cabell County,
     Board of Education,
     GO, MBIA
     6.500%, 05/01/03               $  150     $  166
     6.600%, 05/01/04                1,000      1,130
   Cabell, Putnam &
     Wayne Counties, Single
     Family Mortgages, RB, FGIC
     7.375%, 04/01/10                  250        295
     7.375%, 04/01/11                  440        540
   Charleston, Public
     Housing Authority, RB
     5.000%, 02/01/99                  100        101
   Charleston Building Community
     Parking Facility,
     Capital Appreciation,
     RB, Series A
     7.000%, 06/01/16                  580        644
   Charleston Building Community
     Parking Facility,
     Capital Appreciation,
     RB, Subseries C
     6.000%, 12/01/10                  290        313
     0.000%, 12/01/15                  385        148
     0.000%, 12/01/16                  380        138
     0.000%, 12/01/26                1,000        176
   Clarksburg, Water Refunding &
     Improvements, RB
     6.100%, 09/01/04                  450        496
     6.200%, 09/01/05                  500        551
     6.250%, 09/01/19                  430        456
   Fairmont, Waterworks, RB, MBIA
     5.375%, 07/01/13                  680        710
   Fayette County,
     Pollution Control,
     Union Carbide Project, RB
     5.200%, 02/01/98                  127        127
   Greenbrier County,
     Public Service,
     District Sewer Project, RB
     5.625%, 10/01/19                  500        527
   Harrison County,
     Board of Education,
     GO, FGIC
     6.200%, 05/01/04                  850        951
     6.400%, 05/01/07                  175        204
   Harrison County,
     Solid Waste Disposal,
     RB, MBIA
     6.300%, 05/01/23                  200        215
   Harrison County,
     Solid Waste Disposal,
     Monongahela Power Company,
     Series A, AMT, RB
     6.875%, 04/15/22                2,150      2,368
   Harrison County,
     Solid Waste Disposal,
     Potomac Edison Project,
     Series B, AMBAC, RB
     6.250%, 05/01/23                  400        428

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998

--------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FACE AMOUNT   VALUE
DESCRIPTION                           (000)      (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   Harrison County,
     Solid Waste Disposal,
     West Penn Power
     Harrison Project,
     Series B, AMT, RB
     6.300%, 05/01/23            $     500    $   542
   Huntington County,
     Sewer System
     Refunding, RB, FSA
     5.375%, 11/01/23                1,000      1,011
   Jackson County,
     Residential Mortgage,
     RB, FGIC
     7.375%, 06/01/10                  420        492
   Kanawha & Putnam Counties,
     Huntington/Charleston,
     Single Family Mortgage,
     Series A, RB
     0.000%, 12/01/16                2,000        767
   Kanawha County,
     Building Commission,
     Charleston Area Medical
     Center Project, Series A,
     AMBAC, RB
     7.500%, 11/01/08                1,000      1,080
   Kanawha County, Residential
     Mortgages, RB, FGIC,
     Escrowed to Maturity
     7.375%, 09/01/10                1,030      1,200
     7.375%, 09/01/11                  285        349
   Kanawha County, Single Family
     Mortgages, RB, FGIC,
     Escrowed to Maturity
     7.100%, 12/01/99                   15         16
     7.300%, 12/01/04                  805        927
     7.400%, 12/01/10                  185        223
   Logan County, Health Care
     Center Project, RB,
     Escrowed to Maturity
     8.000%, 12/01/16                  690        872
   Marion County, Single Family
     Mortgages, RB, FGIC,
     Escrowed to Maturity
     7.100%, 08/01/99                  135        141
     7.375%, 08/01/11                  495        604
   Marshall County, Pollution
     Control, Ohio Power Project,
     Series B, MBIA, RB
     5.450%, 07/01/14                  800        827
   Marshall County, Pollution
     Control, Ohio Power Project,
     Series C, MBIA, RB
     6.850%, 06/01/22                1,000      1,114
   Marshall County, Special
     Obligation, GO,
     Escrowed to Maturity
     6.500%, 05/15/10                  855        958
   Mason County, Pollution
     Control, Ohio Power Project,
     Series B, AMBAC, RB
     5.450%, 12/01/16                  720        741


--------------------------------------------------------------------------------
                                   FACE AMOUNT   VALUE
DESCRIPTION                           (000)      (000)
--------------------------------------------------------------------------------
   Mason County, Single Family
     Mortgages, RB, FGIC
     7.400%, 08/01/11               $  608    $   738
   Monongalia County, Board of
     Education, Series A, GO, MBIA
     7.000%, 04/01/03                1,000      1,135
   Monongalia County, Community
     Building, Series A, RB
     5.750%, 11/15/14                  175        175
   Monongalia County, Community
     Building, RB,
     Escrowed to Maturity
     6.000%, 11/15/27                  300        303
   Monongalia County,
     Single Family
     Mortgages, RB
     7.200%, 03/01/11                1,280      1,483
   Morgantown, Building
     Commission Municipal
     Lease, RB, MBIA
     5.750%, 01/01/19                  250        263
   Ohio County,
     Board of Education,
     GO, MBIA
     5.250%, 06/01/16                1,070      1,121
     5.250%, 06/01/17                  830        870
     5.125%, 05/01/18                1,000      1,006
   Parkersburg, Waterworks & Sewer
     System Project, RB, FSA
     5.800%, 09/01/19                2,600      2,772
   Pea Ridge, Public Service,
     District Sewer Project,
     Series 1994, AMBAC, RB
     7.000%, 05/01/20                   10         11
   Pleasants County, Pollution
     Control, Potomac Edison
     Project, AMBAC, RB
     6.150%, 05/01/15                  500        546
   Pleasants County, Pollution
     Control, West Penn Power,
     AMBAC, RB
     6.150%, 05/01/15                  500        546
   Raleigh County,
     Community Public
     Office Building, RB
     4.850%, 04/01/04                  300        304
     5.050%, 04/01/06                  330        335
     5.250%, 04/01/08                  365        371
   Raleigh, Fayette & Nicholas
     Counties, Special
     Obligation Bonds
     6.150%, 08/01/03                  100        110
     6.250%, 08/01/11                  795        908
   South Charleston,
     Herbert J. Thomas Memorial
     Hospital Project, RB,
     Pre-refunded @ 102 (A)
     8.000%, 10/01/98                  500        524



                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FACE AMOUNT   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   South Charleston, Herbert J.
     Thomas Memorial
     Hospital Project,
     Series A, MBIA, RB
     5.500%, 10/01/09               $  520     $  539
   Webster County, Multifamily
     Housing, Circlebrook Project,
     Series A, RB
     6.500%, 04/01/18                1,010      1,082
   West Virginia State, GO
     6.000%, 06/01/98                   15         15
   West Virginia State,
     Series A, FGIC, GO
     5.750%, 11/01/21                2,340      2,501
     5.250%, 11/01/26                2,645      2,701
   West Virginia State,
     Series D, FGIC, GO
     5.000%, 11/01/21                2,000      1,997
     5.250%, 11/01/23                  200        207
     6.500%, 11/01/26                1,000      1,200
   West Virginia State,
     Board of Directors,
     State College, Series A,
     AMBAC, RB
     5.125%, 04/01/27                  300        300
   West Virginia State
     Board of Regents,
     RB, MBIA
     5.900%, 04/01/04                  385        414
     6.000%, 04/01/04                  280        297
   West Virginia State
     Building Commission,
     Lottery Revenue, RB
     5.250%, 07/01/09                2,000      2,125
   West Virginia State
     Building Commission
     Lease, Regional Jail &
     Correction Facility Project,
     Series A, MBIA, RB
     6.500%, 07/01/00                  105        111
   West Virginia State College,
     RB, AMBAC
     5.875%, 04/01/05                  900        979
     6.000%, 04/01/06                  225        246
     6.000%, 04/01/07                  425        464
     6.000%, 04/01/12                  890        966
   West Virginia State Economic
     Development & Tourism Authority,
     Series B, FGIC, RB
     4.625%, 07/01/19                  900        927
   West Virginia State
     Hospital Finance
     Authority, RB, FSA
     4.700%, 08/01/06                  300        306
     4.750%, 08/01/08                  200        203
     5.000%, 08/01/09                  500        516
   West Virginia State
     Hospital Finance
     Authority, Cabell
     County Project, RB,
     Pre-refunded @ 102 (A)
     7.875%, 01/01/99                  200        211
   West Virginia State
     Hospital Finance
     Authority, Charleston
     Area Medical Center Project,
     Series A, RB
     6.500%, 09/01/16                  625        679
     6.500%, 09/01/23                3,310      3,587



--------------------------------------------------------------------------------
                                  FACE AMOUNT   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   West Virginia State
     Hospital Finance
     Authority, MBIA, RB
     6.100%, 01/01/18               $1,300     $1,368
   West Virginia State
     Hospital Finance
     Authority, University
     Medical Center Project,
     MBIA, RB
     5.900%, 01/01/06                  680        727
   West Virginia State Housing
     Development Fund,
     Series A, RB
     6.700%, 11/01/09                  285        305
     5.450%, 11/01/21                  120        122
   West Virginia State Housing
     Development Fund, Series A,
     AMBAC, RB
     5.500%, 11/01/11                  530        545
   West Virginia State Housing
     Development Fund,
     Series A, BIG, RB
     7.375%, 11/01/05                  500        510
   West Virginia State
     Housing Development
     Fund, Series E, RB
     6.250%, 11/01/12                1,000      1,065
     6.350%, 05/01/24                1,375      1,456
   West Virginia State
     Housing Development
     Fund, HUD Section 236, RB
     6.000%, 12/15/08                  600        617
     6.000%, 12/15/09                  600        617
   West Virginia State Parkways
     Economic Development &
     Tourism Authority,
     RB, FGIC
     4.800%, 05/15/00                  340        346
     0.000%, 05/15/07                  500        329
     5.800%, 05/15/13                  140        149
   West Virginia State Parkways
     Economic Development &
     Tourism Authority, RB, FGIC,
     Escrowed to Maturity
     0.000%, 07/01/03                  250        199
   West Virginia State School
     Building Authority,
     Series A, MBIA, RB
     Pre-refunded @ 102 (A)
     7.000%, 07/01/01                  210        233
   West Virginia State School
     Building Authority,
     Series B, FSA, RB
     5.125%, 07/01/13                  100        102
   West Virginia State Water
     Development Authority,
     Loan Program II,
     Series A, RB
     7.000%, 11/01/11                  800        889
     7.300%, 11/01/11                  475        536
   West Virginia State Water
     Development Authority,
     Loan Program II,
     Series A, FSA, RB
     5.500%, 11/01/23                  625        641
     5.750%, 11/01/29                  150        157

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998
--------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FACE AMOUNT   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia State Water
     Development Authority,
     Loan Program II,
     Series A, RB,
     Pre-refunded @ 102 (A)
     7.700%, 11/01/00               $1,500     $1,669
   West Virginia State Water
     Development Authority,
     Loan Program II,
     Series A-II, FSA, RB
     6.050%, 11/01/13                1,000      1,029
   West Virginia State Water
     Development Authority,
     Loan Program II,
     Series B, RB
     7.500%, 11/01/29                  500        540
   West Virginia State Water
     Development Authority,
     Loan Program II,
     Series B, FSA, RB
     5.375%, 11/01/25                1,705      1,735
   West Virginia State School
     Building Authority, RB, MBIA,
     Pre-refunded @ 102 (A)
     7.250%, 07/01/00                  560        613
   West Virginia State School
     Building Authority,
     Capital Improvement,
     MBIA, RB
     5.250%, 07/01/99                  100        102
     6.250%, 07/01/01                  500        535
   West Virginia State School
     Building Authority,
     Capital Improvement,
     Series B, MBIA, RB,
     5.750%, 07/01/15                1,000      1,035
     6.750%, 07/01/17                  900        974
   West Virginia State University
     Project, AMBAC, RB
     6.000%, 04/01/07                  400        435
     6.000%, 04/01/12                  700        760
   West Virginia University,
     Dorm Project,
     Series B, AMBAC, RB
     5.000%, 05/01/22                  400        395
   West Virginia University,
     Marshall Library Project,
     AMBAC, RB
     5.750%, 04/01/16                1,000      1,063
   West Virginia State Water
     Development Authority,
     RB, FSA
     5.250%, 11/01/35                1,660      1,675
   West Virginia State Water
     Development Authority,
     Loan Program,
     Series A, FSA, RB
     5.800%, 11/01/12                  450        462
   West Virginia State Water
     Development Authority,
     Loan Program,
     Series A-I, FSA, RB
     5.250%, 11/01/21                  795        801
   West Virginia State Water
     Development Authority,
     Sewer System Loan
     Program, RB,
     Escrowed to Maturity
     7.100%, 11/01/09                1,350      1,595



--------------------------------------------------------------------------------
                                  FACE AMOUNT   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   Wheeling, Waterworks &
     Sewage System,
     Series B, FGIC, RB
     6.450%, 12/01/07               $1,000   $  1,093
     6.650%, 12/01/15                1,100      1,210
--------------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                         91,113
--------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS  (COST $85,093)       91,113
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.7%
   SEI Tax Exempt Trust,
     Tax Free Portfolio                649        649
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENT  (COST $649)             649
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.0% (COST $85,742)   91,762
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 1.0%
   Other Assets and Liabilities, Net              939
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             939
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 8,238,932 outstanding shares of
   beneficial interest                         78,709
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based
   on 742,332 outstanding shares of
   beneficial interest                          7,320
Accumulated net realized gain on investments      652
Net unrealized appreciation on investments      6,020
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                 $92,701
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $10.32
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS B                  $10.32
--------------------------------------------------------------------------------
(A) Pre-refunded Security. The pre-refunded date is shown as the maturity date on the Statement of Net Assets.

AMT     Alternative Minimum Tax
AMBAC   American Municipal Bond Assurance Corporation
BIG     Bond Investors Guaranty
FGIC    Financial Guaranty Insurance Corporation
FSA     Financial Security Assurance
GO      General Obligation
HUD     Department of Housing and Urban Development
MBIA    Municipal Bond Insurance Association
RB      Revenue Bond

The accompanying notes are an integral part of the financial statements.
                                                                              17

STATEMENT OF NET ASSETS

GOVERNMENT SECURITIES PORTFOLIO

[PIE CHART OMITTED]
Plot points are as follows:

CORPORATE OBLIGATIONS - 4.4%
MUNICIPAL BONDS - 8.7%
U.S. TREASURY OBLIGATIONS - 25.2%
COMMON STOCKS - 4.0%
REPURCHASE AGREEMENT - 1.0%
U.S. GOVERNMENT AGENCY OBLIGATIONS - 56.7%

--------------------------------------------------------------------------------
                                   FACE AMOUNT  VALUE
DESCRIPTION                           (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 24.9%
   U.S.Treasury Bonds
     8.375%, 08/15/08               $  550     $  621
     8.750%, 11/15/08                  300        346
     9.125%, 05/15/09                  300        355
     7.500%, 11/15/24                  500        607
   U.S.Treasury Notes
     7.000%, 04/15/99                  431        439
     8.000%, 05/15/01                1,331      1,433
     7.500%, 11/15/01                1,500      1,605
     6.250%, 01/31/02                  500        515
     7.500%, 05/15/02                1,169      1,260
     6.000%, 07/31/02                2,000      2,045
     7.875%, 11/15/04                1,000      1,133
     7.625%, 02/15/07                1,000      1,071
   U.S.Treasury STRIPS
     0.000%, 02/15/07                1,000        603
     0.000%, 05/15/11                1,000        465
     0.000%, 11/15/20                1,400        365
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
     (COST $12,116)                            12,863
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  FACE AMOUNT   VALUE
DESCRIPTION                          (000)      (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 56.1%
   FFCB MTN
     5.690%, 03/03/00               $2,000    $ 2,008
     5.800%, 12/18/00                  400        400
     6.150%, 03/03/03                1,000      1,020
     8.400%, 12/01/05                1,500      1,739
     6.900%, 09/08/15                  600        644
   FHLB
     7.040%, 05/24/99                  500        509
     8.375%, 10/25/99                  750        784
     7.780%, 10/19/01                  500        536
     8.090%, 12/28/04                  400        452
     8.125%, 03/07/05                1,000      1,048
   FHLB MTN
     6.880%, 04/26/00                  500        514
     5.990%, 10/01/03                  500        499
     7.030%, 05/06/11                  500        548
   FHLMC
     6.900%, 04/04/03                  500        510
     8.640%, 10/14/09                  400        419
     7.500%, 11/01/09                1,490      1,536
     8.060%, 03/24/10                  500        521
     6.500%, 11/01/12                1,967      1,982
   Financing Corporation
     8.600%, 09/26/19                  500        633
   FNMA
     6.390%, 12/09/03                1,000      1,011
     6.320%, 12/23/03                  400        404
     8.250%, 10/12/04                  500        521
     6.240%, 01/14/08                1,000      1,002
   FNMA STRIPS
     0.000%, 07/24/05                1,000        650
   FNMA, Callable 10/24/00 @ 100
     6.400%, 10/24/02                  500        506
   Housing Urban Development
     92a Scranton, Callable
     08/01/02 @ 100
     7.800%, 08/01/10                  400        431
   Housing Urban Development
     94a Abilene, Callable
     08/01/03 @ 100
     7.180%, 08/01/13                  160        168
   Housing Urban Development
     94a Barberton, Callable
     08/01/03 @ 100
     7.180%, 08/01/13                  520        545

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FACE AMOUNT   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
   Housing Urban Development
     94a Egg Harbor, Callable
     08/01/03 @ 100
     6.930%, 08/01/08               $  160     $  167
     7.180%, 08/01/13                  220        230
   Housing Urban Development
     94a Ocean Shores, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  225        233
   Housing Urban Development
     94a Pohatcong Township,
     Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  240        247
   Housing Urban Development
     94a Providence, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  130        135
   Housing Urban Development
     94a Roanoke, Callable
     08/01/03 @ 100
     7.180%, 08/01/13                  100        105
   Housing Urban Development
     94a Tacoma, Callable
     08/01/03 @ 100
     7.080%, 08/01/11                  365        376
   Housing Urban Development
     94a-I Montgomery, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                   55         57
   Private Export Funding
     7.300%, 01/31/02                2,100      2,223
     6.240%, 05/15/02                  250        255
     7.950%, 11/01/06                1,500      1,669
   Tennessee Valley Authority
     8.375%, 10/01/99                1,169      1,219
     0.000%, 10/15/09                1,000        499
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS (COST $27,841)                  28,955
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 8.7%
   Berkeley County, WV, IRS Computer
     Center Facility Project, Taxable RB,
     Series 1994
     7.900%, 07/15/03                  640        698



--------------------------------------------------------------------------------
                                  FACE AMOUNT   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   Fairview, MN, Hospital &
     Health Care Services,
     Taxable RB,
     Series B, MBIA
     7.000%, 11/15/15               $  670     $  716
   Gardena, CA, Financing
     Agency, Taxable RB,
     Pre-refunded @ 102 (A)
     9.250%, 07/01/03                  200        232
   Henry County, GA, Water
     & Sewer Authority,
     Taxable RB,
     Series B, AMBAC
     6.000%, 02/01/04                  250        250
     6.000%, 02/01/05                  220        219
     6.700%, 02/01/11                  200        203
   Las Vegas, NV, Fremont
     Street Project,
     Taxable GO, FGIC,
     Callable 07/01/03 @ 101
     7.200%, 07/01/15                  800        837
   Portsmouth, VA, Taxable GO,
     Callable 07/15/07 @ 102
     6.630%, 07/15/14                  500        500
   Saint Paul, MN, Taxable GO,
     Series B,
     Callable 02/01/08 @ 100
     6.450%, 02/01/15                  500        498
   San Bernardino County,
     CA, COP, Taxable RB,
     Pre-refunded @ 102 (A)
     8.500%, 03/01/04                  275        317
--------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS  (COST $4,287)         4,470
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 4.3%
   American Heavy Lift Title XI
     7.180%, 06/01/17                  200        211
   Bellsouth Telecom, Callable
     05/15/05 @ 103.66
     7.625%, 05/15/35                  500        530
   General Electric Capital MTN
     6.020%, 12/15/03                  500        507
   Salomon Smith Barney
     6.250%, 01/15/05                1,000        993
--------------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS
    (COST $2,226)                               2,241
--------------------------------------------------------------------------------




                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHARES/FACE  VALUE
DESCRIPTION                       AMOUNT (000)  (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 4.0%
   Communications Equipment -- 0.5%
     SBC Communications              3,300    $   257
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                 257
--------------------------------------------------------------------------------
   Electric Services -- 3.0%
     American Electric Power         6,200        306
     CMS Energy                      5,000        213
     Duke Power                      5,000        271
     FPL Group                       4,200        241
     LG&E                           10,000        234
     New Century Energies            6,200        282
--------------------------------------------------------------------------------
   TOTAL ELECTRIC SERVICES                      1,547
--------------------------------------------------------------------------------
   Electrical Utilities -- 0.5%
     Allegheny Energy                8,300        254
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL UTILITIES                     254
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS  (COST $1,506)           2,058
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
   Lehman Brothers
     5.080%, dated 01/30/98,
     matures 02/02/98, repurchase
     price $509,161 (collateralized
     by U.S. Treasury Instruments:
     total market value $523,654)   $ 509        509
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
   (COST $509)                                   509
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.0%
   (COST $48,485)                             51,096
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 1.0%
   Other Assets and Liabilities, Net             523
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES            523
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 4,924,901 outstanding shares of
   beneficial interest                        $47,329
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based
   on 149,155 outstanding shares of
   beneficial interest                          1,462
Accumulated net realized gain on investments      217
Net unrealized appreciation on investments      2,611
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                 $51,619
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $10.17
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS B                  $10.18
--------------------------------------------------------------------------------
(A) Pre-refunded Security. The pre-refunded date is shown as the maturity date on the Statement of Net Assets.

AMBAC   American Municipal Bond Assurance Corporation
COP     Certificates of Participation
FFCB    Federal Farm Credit Bank
FGIC    Financial Guaranty Insurance Corporation
FHLB    Federal Home Loan Bank
FHLMC   Federal Home Loan Mortgage Corporation
FNMA    Fannie Mae
GO      General Obligation
MBIA    Municipal Bond Insurance Association
MTN     Medium Term Note
RB      Revenue Bond
STRIPS  Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998

--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[PIE CHART OMITTED]
Plot points are as follows:

Repurchase Agreement - 4.0%
Common Stocks - 96%

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.5%
   Banks -- 4.1%
     Community First Bankshares     10,000     $  489
     Golden State Bancorp*          24,000        793
--------------------------------------------------------------------------------
   TOTAL BANKS                                  1,282
--------------------------------------------------------------------------------
   Catalogs -- 1.6%
     Delia's*                       18,500        511
--------------------------------------------------------------------------------
   TOTAL CATALOGS                                 511
--------------------------------------------------------------------------------
   Communications Equipment -- 1.8%
     Ciena*                         10,000        551
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                 551
--------------------------------------------------------------------------------
   Computer Software -- 10.0%
     CBT Group*                      6,000        545
     Keane*                         14,400        585
     Lernout & Hauspie Speech*      22,500      1,325
     Siebel Systems*                13,000        640
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                      3,095
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                 VALUE
DESCRIPTION                          SHARES      (000)
--------------------------------------------------------------------------------
   Computers & Services -- 2.8%
     SCM Microsystems*              25,600     $  883
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                     883
--------------------------------------------------------------------------------
   Drugs -- 5.6%
     Incyte Pharmaceuticals*        26,400      1,145
     Medicis Pharmaceutical,
     Class A*                       13,000        604
--------------------------------------------------------------------------------
   TOTAL DRUGS                                  1,749
--------------------------------------------------------------------------------
   Entertainment -- 1.5%
     Ballantyne of Omaha*           28,000        467
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                            467
--------------------------------------------------------------------------------
   Financial Services -- 5.4%
     Federal Agricultural Mortgage*  7,500        418
     Franchise Mortgage Acceptance* 26,000        439
     Medallion Financial            35,500        805
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     1,662
--------------------------------------------------------------------------------
   Food, Beverage & Tobacco -- 2.4%
     Suiza Foods*                   12,000        731
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                 731
--------------------------------------------------------------------------------
   Insurance -- 8.4%
     CMAC Investment                 7,600        474
     ESG Re                         15,000        368
     Fidelity National Financial    40,040      1,151
     Mercury General                12,800        617
--------------------------------------------------------------------------------
   TOTAL INSURANCE                              2,610
--------------------------------------------------------------------------------
   Medical Products & Services -- 9.9%
     Arterial Vascular*             10,000        735
     Boron Lepore & Associates*     20,400        553
     Curative Technologies*         25,000        863
     Medquist*                      30,000        915
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES            3,066
--------------------------------------------------------------------------------
   Miscellaneous Business Services -- 16.6%
     Abacus Direct*                 21,500        720
     AHL Services*                  27,000        611
     CSG Systems International*     10,700        443
     Lightbridge*                   24,700        445
     MSC Industrial Direct*         27,000      1,205
     Saville Systems Ireland*       20,000        815


                                                                     (CONTINUED)

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHARES/FACE   VALUE
DESCRIPTION                       AMOUNT (000)  (000)
--------------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES (CONTINUED)
     Snyder Communications*         24,000     $  903
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES        5,142
--------------------------------------------------------------------------------
   Nutritional Supplements -- 2.1%
     Twinlab                        24,000        660
--------------------------------------------------------------------------------
   TOTAL NUTRITIONAL SUPPLEMENTS                  660
--------------------------------------------------------------------------------
   Printing & Publishing -- 5.2%
     Applied Graphics Technologies* 30,000      1,605
--------------------------------------------------------------------------------
   TOTAL PRINTING & PUBLISHING                  1,605
--------------------------------------------------------------------------------
   Restaurants -- 8.2%
     CKE Restaurants                41,800      1,847
     GB Food                        31,000        256
     WSMP*                          25,000        431
--------------------------------------------------------------------------------
   TOTAL RESTAURANTS                            2,534
--------------------------------------------------------------------------------
   Retail -- 7.5%
     Pacific Sunwear of California* 39,150      1,126
     Whole Foods Market*             9,000        452
     Wild Oates Markets*            24,450        737
--------------------------------------------------------------------------------
   TOTAL RETAIL                                 2,315
--------------------------------------------------------------------------------
   Schools -- 3.1%
     Computer Learning Centers*     28,500        971
--------------------------------------------------------------------------------
   TOTAL SCHOOLS                                  971
--------------------------------------------------------------------------------
   Toys -- 1.3%
     Action Performance*            12,400        392
--------------------------------------------------------------------------------
   TOTAL TOYS                                     392
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS (COST $23,306)          30,226
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.1%
   Dresdner
     5.570%, dated 01/30/98,
     matures 02/02/98, repurchase
     price $1,261,522 (collateralized
     by U.S. Government Agency
     Obligations: total market
     value $1,287,480)             $ 1,261      1,261
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT  (COST $1,261)    1,261
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 101.6% (COST $24,567)  31,487
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                VALUE
DESCRIPTION                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (1.6%)
   Other Assets and Liabilities, Net           $ (500)
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES            (500)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 2,664,091 outstanding shares of
   beneficial interest                         19,889
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based
   on 296,046 outstanding shares of
   beneficial interest                          3,169
Accumulated net investment loss                    (2)
Accumulated net realized gain on investments    1,011
Net unrealized appreciation on investments      6,920
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                 $30,987
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $10.48
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS B                  $10.35
--------------------------------------------------------------------------------
* Non-income producing securities

The accompanying notes are an integral part of the financial statements.

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998


CAPITAL APPRECIATION PORTFOLIO

[PIE CHART OMITTED]
Plot points are as follows:

Repurchase Agreement - 0.3%
Common Stocks - 99.7%

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.4%
   Air Transportation -- 3.2%
     AMR*                           15,300    $ 1,932
     Delta Air Lines                16,500      1,883
--------------------------------------------------------------------------------
   TOTAL AIR TRANSPORTATION                     3,815
--------------------------------------------------------------------------------
   Automotive -- 2.9%
     Avis Rent A Car*               94,700      3,391
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                             3,391
--------------------------------------------------------------------------------
   Banks -- 3.1%
     NationsBank                    31,600      1,896
     PNC Bank                       34,300      1,769
--------------------------------------------------------------------------------
   TOTAL BANKS                                  3,665
--------------------------------------------------------------------------------
   Communications Equipment -- 3.3%
     L.M. Ericsson Telephone ADR    21,350        825
     Lucent Technologies            24,500      2,168
     Tellabs*                       17,450        893
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT               3,886
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                VALUE
DESCRIPTION                          SHARES      (000)
--------------------------------------------------------------------------------
   Computer Networking Products -- 3.1%
     America Online*                17,500    $ 1,675
     Cisco Systems*                 32,200      2,031
--------------------------------------------------------------------------------
   TOTAL COMPUTER NETWORKING PRODUCTS           3,706
--------------------------------------------------------------------------------
   Computer Software -- 3.8%
     Computer Associates
      International                 37,500      1,995
     Microsoft*                     10,000      1,492
     Peoplesoft*                    30,000      1,050
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                      4,537
--------------------------------------------------------------------------------
   Computers & Services -- 1.0%
     Sun Microsystems*              25,500      1,222
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                   1,222
--------------------------------------------------------------------------------
   Drugs -- 13.3%
     Abbott Laboratories            27,200      1,926
     Johnson & Johnson              28,300      1,894
     Merck                          26,850      3,148
     Pfizer                         46,300      3,794
     SmithKline Beecham             56,200      3,544
     Warner Lambert                 10,000      1,505
--------------------------------------------------------------------------------
   TOTAL DRUGS                                 15,811
--------------------------------------------------------------------------------
   Electrical Utilities -- 2.3%
     AES*                           64,600      2,766
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL UTILITIES                   2,766
--------------------------------------------------------------------------------
   Entertainment -- 1.3%
     Walt Disney                    15,000      1,598
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                          1,598
--------------------------------------------------------------------------------
   Financial Services -- 4.9%
     American Express               30,100      2,519
     Franklin Resources             44,000      1,972
     Merrill Lynch                  21,200      1,338
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     5,829
--------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Food, Beverage & Tobacco -- 8.1%
     Campbell Soup                  26,000   $  1,391
     Flowers Industries             60,000      1,384
     Interstate Bakeries            40,000      1,390
     PepsiCo                        30,800      1,111
     Quaker Oats                    48,000      2,580
     Sara Lee                       33,500      1,828
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO               9,684
--------------------------------------------------------------------------------
   Household Products -- 5.0%
     Clorox                         34,800      2,667
     Colgate-Palmolive              37,000      2,710
     Gillette                        6,000        592
--------------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                     5,969
--------------------------------------------------------------------------------
   Industrial -- 5.7%
     General Electric               50,000      3,875
     Tyco International             65,400      2,902
--------------------------------------------------------------------------------
   TOTAL INDUSTRIAL                             6,777
--------------------------------------------------------------------------------
   Insurance -- 12.1%
     AIG                            11,775      1,299
     Allstate                       31,000      2,744
     Marsh & McLennan               34,000      2,512
     MGIC Investment                45,500      3,077
     Sunamerica                     48,600      1,953
     Travelers                      56,250      2,784
--------------------------------------------------------------------------------
   TOTAL INSURANCE                             14,369
--------------------------------------------------------------------------------
   Medical Products & Services -- 5.4%
     Guidant                        32,000      2,056
     McKesson                       57,400      2,748
     Medtronic                      32,400      1,654
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES            6,458
--------------------------------------------------------------------------------
   Miscellaneous Business Services -- 3.3%
     Cendant*                       78,000      2,642
     HBO & Company                  24,000      1,256
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES        3,898
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                  SHARES/FACE  VALUE
DESCRIPTION                       AMOUNT (000)  (000)
--------------------------------------------------------------------------------
   Oil & Gas Well Equipment -- 2.6%
     Diamond Offshore Drilling      16,500    $   737
     Global Marine*                 30,900        709
     Halliburton                    19,100        858
     Schlumberger                   11,500        847
--------------------------------------------------------------------------------
   TOTAL OIL & GAS WELL EQUIPMENT               3,151
--------------------------------------------------------------------------------
   Retail -- 12.5%
     CVS                            55,000      3,606
     Dollar General                 71,000      2,583
     Family Dollar Stores           44,800      1,428
     Rite Aid                       20,700      1,292
     TJX                            90,000      3,049
     Walgreen                       88,000      2,915
--------------------------------------------------------------------------------
   TOTAL RETAIL                                14,873
--------------------------------------------------------------------------------
   Telephones & Telecommunication -- 2.5%
     Bell Atlantic                  32,000      2,962
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION         2,962
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS  (COST $86,614)        118,367
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.3%
   Dresdner
     5.570%, dated 01/30/98,
     matures 02/02/98, repurchase
     price $348,282 (collateralized
     by U.S. Government Agency
     Instruments: total market
     value $357,765)                $  348    $   348
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
    (COST $348)                                   348
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.7% (COST $86,962)  118,715
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.3%
   Other Assets and Liabilities, Net              354
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             354
--------------------------------------------------------------------------------

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998



--------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 8,049,195 outstanding shares of
   beneficial interest                       $ 76,706
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based
   on 433,343 outstanding shares of
   beneficial interest                          5,761
Accumulated net investment income                  97
Accumulated net realized gain on investments    4,752
Net unrealized appreciation on investments     31,753
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                $119,069
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $14.05
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS B                  $13.89
--------------------------------------------------------------------------------
* Non-income producing securities

ADR     American Depository Receipt

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
Plot points are as follows:

CONVERTIBLE BONDS - 1.5%
COMMON STOCKS - 92.9%
REPURCHASE AGREEMENT - 1.1%
PREFERRED STOCKS - 4.5%

--------------------------------------------------------------------------------
                                                 VALUE
DESCRIPTION                          SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.0%
   Aerospace & Defense -- 4.7%
     Lockheed Martin                14,000    $ 1,457
     United Technologies            12,000        979
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                    2,436
--------------------------------------------------------------------------------
   Automotive -- 2.2%
     Chrysler                       33,000      1,149
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                             1,149
--------------------------------------------------------------------------------
   Banks -- 5.4%
     Compass Bancshares             20,000        865
     Crestar Financial              21,500      1,129
     J.P. Morgan                     8,000        809
--------------------------------------------------------------------------------
   TOTAL BANKS                                  2,803
--------------------------------------------------------------------------------
   Chemicals -- 3.9%
     E.I. Du Pont de Nemours        14,000        793
     Witco                          30,000      1,215
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                              2,008
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                VALUE
DESCRIPTION                          SHARES      (000)
--------------------------------------------------------------------------------
   Cosmetics, Soaps & Toiletries -- 2.6%
     Colgate-Palmolive              10,800     $  791
     Procter & Gamble                7,000        549
--------------------------------------------------------------------------------
   TOTAL COSMETICS, SOAPS & TOILETRIES          1,340
--------------------------------------------------------------------------------
   Drugs -- 4.6%
     Bristol-Myers Squibb           12,000      1,196
     Merck                          10,000      1,172
--------------------------------------------------------------------------------
   TOTAL DRUGS                                  2,368
--------------------------------------------------------------------------------
   Electrical Utilities -- 6.0%
     Allegheny Energy               40,000      1,225
     Montana Power                  30,000        900
     Southern                       40,000        972
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL UTILITIES                   3,097
--------------------------------------------------------------------------------
   Electronic & Other Electrical Equipment -- 3.0%
     General Electric               20,200      1,565
--------------------------------------------------------------------------------
   TOTAL ELECTRONIC & OTHER
     ELECTRICAL EQUIPMENT                       1,565
--------------------------------------------------------------------------------
   Financial Services -- 3.7%
     A.G. Edwards & Sons            20,000        758
     American Express                6,500        544
     FNMA                           10,000        618
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     1,920
--------------------------------------------------------------------------------
   Food, Beverage & Tobacco -- 5.5%
     General Mills                   7,200        536
     H.J. Heinz                     20,600      1,142
     Sara Lee                       21,000      1,146
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO               2,824
--------------------------------------------------------------------------------
   Forestry -- 2.2%
     Rayonier                       26,500      1,133
--------------------------------------------------------------------------------
   TOTAL FORESTRY                               1,133
--------------------------------------------------------------------------------
   Gas/Natural Gas -- 5.6%
     MCN                            12,000        444
     National Fuel & Gas            20,000        920
     Williams Company               54,400      1,550
--------------------------------------------------------------------------------
   TOTAL GAS/NATURAL GAS                        2,914
--------------------------------------------------------------------------------

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
Insurance -- 5.7%
     Jefferson Pilot                19,000    $ 1,552
     Marsh & McLennan                7,000        517
     Travelers                      18,049        893
--------------------------------------------------------------------------------
   TOTAL INSURANCE                              2,962
--------------------------------------------------------------------------------
   Machinery -- 3.2%
     Dresser Industries             25,000        894
     Lincoln Electric               20,000        735
--------------------------------------------------------------------------------
   TOTAL MACHINERY                              1,629
--------------------------------------------------------------------------------
   Medical Products & Services -- 1.2%
     C.R. Bard                      20,000        620
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES              620
--------------------------------------------------------------------------------
   Petroleum Refining -- 8.9%
     Amoco                          13,000      1,058
     Exxon                          20,000      1,186
     Mobil                          19,500      1,328
     Texaco                         20,000      1,041
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                     4,613
--------------------------------------------------------------------------------
   Printing & Publishing -- 5.7%
     Knight-Ridder                  25,800      1,421
     McGraw-Hill                    22,000      1,536
--------------------------------------------------------------------------------
   TOTAL PRINTING & PUBLISHING                  2,957
--------------------------------------------------------------------------------
   Real Estate Investment Trusts -- 6.2%
     Centerpoint Properties Trust   13,000        436
     Duke Realty Investments        24,000        570
     Mack Cali Realty               14,000        564
     National Golf Properties       13,000        394
     Security Capital Pacific Trust 16,000        377
     Sovran Self Storage            20,000        615
     Storage Trust Realty           10,000        258
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS          3,214
--------------------------------------------------------------------------------
   Retail -- 0.8%
     Nike                           10,000        401
--------------------------------------------------------------------------------
   TOTAL RETAIL                                   401
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                  SHARES/FACE    VALUE
DESCRIPTION                       AMOUNT (000)   (000)
--------------------------------------------------------------------------------
   Telephones & Telecommunication -- 5.9%
     Bell Atlantic                  14,000    $ 1,296
     CFW Communication              30,000        653
     GTE                            12,000        655
     Sprint                          8,000        475
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION         3,079
--------------------------------------------------------------------------------
   Transportation Services -- 2.2%
     CSX                            21,200      1,124
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                1,124
--------------------------------------------------------------------------------
   Water Utilities -- 3.8%
     Aquarion                       20,000        694
     Southern California Water      50,000      1,266
--------------------------------------------------------------------------------
   TOTAL WATER UTILITIES                        1,960
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS  (COST $39,874)         48,116
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 4.5%
     MCI                            20,000        524
     Merrill Lynch                  20,000        500
     Microsoft                      10,000        919
     Tennessee Valley Authority     15,000        403
--------------------------------------------------------------------------------
   TOTAL PREFERRED STOCKS  (COST $2,205)        2,346
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 1.5%
   Oryx Energy
     7.500%, 05/15/14             $    800        793
--------------------------------------------------------------------------------
   TOTAL CONVERTIBLE BOND  (COST $791)            793
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
   Lehman Brothers
     5.080%, dated 01/30/98,
     matures 02/02/98, repurchase
     price $562,620 (collateralized
     by U.S. Treasury Instruments:
     total market value $578,634)      562        562
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT  (COST $562)        562
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.1% (COST $43,432)  51,817
--------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 VALUE
DESCRIPTION                                      (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)
   Other Assets and Liabilities, Net            $ (63)
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             (63)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 3,809,654 outstanding shares of
   beneficial interest                         39,035
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based
   on 291,491 outstanding shares of
   beneficial interest                          3,307
Accumulated net realized gain on investments    1,027
Net unrealized appreciation on investments      8,385
--------------------------------------------------------------------------------
   TOTAL NET ASSETS-- 100.0%                  $51,754
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $12.62
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION
   PRICE PER SHARE -- CLASS B                  $12.62
--------------------------------------------------------------------------------


FNMA    Fannie Mae

                       This Page Intentionally Left Blank


                                                                                                                      [LOGO OMITTED]
                                                                                                                    JANUARY 31, 1998
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------


FOR THE YEAR ENDED JANUARY 31, 1998

                                                                          (IN THOUSANDS)
                                            ----------------------------------------------------------------------------------------
                                                   PRIME OBLIGATIONS    WEST VIRGINIA TAX-EXEMPT      GOVERNMENT SECURITIES
                                                       PORTFOLIO           INCOME PORTFOLIO                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest income ............................          $5,033                 $5,382                      $3,415
   Dividend income ............................              --                     --                         118
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME ....................           5,033                  5,382                       3,533
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Administrator fees .........................             177                    187                         107
   Investment advisory fees ...................             221                    421                         401
   Less: investment advisory fees waived .....             (142)                   (43)                       (119)
   Sub-advisory fees .........................               66                     --                          --
   Custodian fees ............................                9                     12                           4
   Professional fees .........................               29                     30                           8
   Registration & filing fees ................               --                     11                          (6)
   Printing expenses .........................               15                     17                           9
   Trustee fees ..............................                4                      8                           3
   Pricing fees ..............................                3                      9                           3
   Distribution fees (1) .....................               17                     17                           4
   Transfer agent fees .......................               42                     46                          32
   Amortization of organization costs ........                5                      5                           5
   Miscellaneous expenses ....................               --                      1                          (3)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ............................              446                    721                         448
------------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME (LOSS) ............            4,587                  4,661                       3,085
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments ..........                9                  1,316                         303
   Net change in unrealized appreciation
     (depreciation) on investments ...........               --                  2,500                       1,794
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investments ..........................                9                  3,816                       2,097
====================================================================================================================================
   Increase (decrease) in net assets resulting
     from operations .........................           $4,596                 $8,477                      $5,182
====================================================================================================================================




                                                                          (IN THOUSANDS)
                                            ----------------------------------------------------------------------------------------
                                                       EMERGING GROWTH             CAPITAL APPRECIATION            EQUITY INCOME
                                                          PORTFOLIO                      PORTFOLIO                   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest income ...........................               $  91                        $  222                      $  141
   Dividend income ...........................                  61                         1,064                       1,510
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME ...................                 152                         1,286                       1,651

EXPENSES:
   Administrator fees ........................                  90                           232                         119
   Investment advisory fees ..................                 429                         1,101                         363
   Less: investment advisory fees waived .....                 (59)                         (295)                        (18)
   Sub-advisory fees .........................                  --                            --                          --
   Custodian fees ............................                   4                            13                          10
   Professionalfees ..........................                   8                            44                          20
   Registration & filing fees ................                  --                            --                          --
   Printing expenses .........................                   7                            20                          13
   Trustee fees ..............................                   3                             7                           3
   Pricing fees ..............................                   2                             4                           2
   Distribution fees (1) .....................                   8                            13                           7
   Transfer agent fees .......................                  30                            53                          29
   Amortization of organization costs ........                   5                             5                           5
   Miscellaneous expenses ....................                  --                            (2)                         --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ............................                 527                         1,195                         553
------------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME (LOSS) ............                (375)                           91                       1,098
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments ..........               7,337                        25,364                       2,589
   Net change in unrealized appreciation
     (depreciation) on investments ...........              (8,532)                       (7,199)                      4,595
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investments ..........................              (1,195)                       18,165                       7,184
====================================================================================================================================
   Increase (decrease) in net assets resulting
     from operations .........................             $(1,570)                      $18,256                      $8,282
====================================================================================================================================


(1) Distribution fees are only incurred on Class B shares.

                         The accompanying notes are an integral part of the financial statements.

30 & 31



STATEMENT OF CHANGES IN NET ASSETS
                                                                                                             [LOGO OMITTED]
                                                                                                           JANUARY 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,

                                                                             (IN THOUSANDS)
                                            ----------------------------------------------------------------------------------------
                                                      PRIME OBLIGATIONS         WEST VIRGINIA TAX-EXEMPT      GOVERNMENT SECURITIES
                                                          PORTFOLIO                INCOME PORTFOLIO                  PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998         1997              1998       1997              1998       1997
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income .....................    $  4,587   $    4,773         $   4,661   $  2,753         $  3,085    $  3,254
   Net realized gain (loss) on investments ...           9           --             1,316        (53)             303          32
   Net change in unrealized appreciation .....
     (depreciation) on investments ...........          --           --             2,500      2,317            1,794      (2,140)
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM INVESTMENT OPERATIONS ..............       4,596        4,773             8,477      5,017            5,182       1,146
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net investment income:
     Class A .................................      (4,252)      (4,444)           (4,334)    (2,511)          (3,000)     (3,166)
     Class B .................................        (335)        (329)             (327)      (242)             (85)        (88)
   Realized net gains:
     Class A .................................          --           --              (410)        --              (39)         --
     Class B .................................          --           --               (36)        --               (1)         --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................      (4,587)      (4,773)           (5,107)    (2,753)          (3,125)     (3,254)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares issued ...........................     162,497      170,977             2,749     62,118            6,732      30,767
     Shares issued in lieu of cash distributions        13            1                --         --               39          --
     Shares redeemed .........................    (200,643)    (165,337)          (13,440)    (8,422)         (17,688)    (29,916)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS ................     (38,133)       5,641           (10,691)    53,696          (10,917)        851
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares issued ...........................       8,411       14,171             2,096      3,020              331       1,183
     Shares issued in lieu of cash distributions       224          244               307        203               71          71
     Shares redeemed .........................      (9,586)     (13,068)           (1,191)    (1,296)            (767)       (548)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B TRANSACTIONS ................        (951)       1,347             1,212      1,927             (365)        706
------------------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ................     (39,084)       6,988            (9,479)    55,623          (11,282)      1,557
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...     (39,075)       6,988            (6,109)    57,887           (9,225)       (551)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year .........................      97,802       90,814            98,810     40,923           60,844      61,395
------------------------------------------------------------------------------------------------------------------------------------
   End of year ...............................     $58,727     $ 97,802          $ 92,701    $98,810          $51,619     $60,844
====================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares issued ...........................     162,497      170,977               273      6,540              681       3,187
     Shares issued in lieu of cash distributions        13            1                --         --                4          --
     Shares redeemed .........................    (200,643)    (165,337)           (1,342)      (851)          (1,810)     (3,073)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARE TRANSACTIONS ..........     (38,133)       5,641            (1,069)     5,689           (1,125)        114
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares issued ...........................       8,411       14,171               207        308               34         122
     Shares issued in lieu of cash distributions       224          244                30         20                7           3
     Shares redeemed .........................      (9,586)     (13,068)             (118)      (132)             (79)        (26)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS ..........        (951)       1,347               119        196              (38)         99
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS ..................     (39,084)       6,988              (950)     5,885           (1,163)        213
====================================================================================================================================
                                  The accompanying notes are an integral part of the financial statements.

32 & 33


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                             [LOGO OMITTED]
                                                                                                           JANUARY 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,

                                                                          (IN THOUSANDS)
                                             ---------------------------------------------------------------------------------------
                                                    EMERGING GROWTH         CAPITAL APPRECIATION          EQUITY INCOME
                                                      PORTFOLIO                  PORTFOLIO                  PORTFOLIO*
------------------------------------------------------------------------------------------------------------------------------------
                                                   1998      1997            1998       1997            1998        1997
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss) ..............    $ (375)  $  (519)        $    91    $   (21)        $ 1,098     $   536
   Net realized gain on investments ..........     7,337     3,935          25,364      9,585           2,589           1
   Net change in unrealized appreciation
      (depreciation) on investments ..........    (8,532)    3,217          (7,199)    15,858           4,595       3,790
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM INVESTMENT OPERATIONS ....    (1,570)    6,633          18,256     25,422           8,282       4,327
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net investment income:
     Class A .................................        --        --             (43)        --          (1,038)       (522)
     Class B .................................        --        --              --         --             (60)        (14)
   In Excess of Net Investment Income:
     Class A .................................        --        --              --        (38)             --          --
     Class B .................................        --        --              --         --              --          --
   Net realized gains:
     Class A .................................    (4,978)     (625)        (25,454)    (5,300)         (1,455)         --
     Class B .................................      (445)      (43)         (1,340)      (198)           (108)         --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................    (5,423)     (668)        (26,837)    (5,536)         (2,661)       (536)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares issued ...........................    34,519    21,222          31,733     31,064          11,078      39,723
     Shares issued in lieu of cash distributions      --        --              --         --              --          --
     Shares redeemed .........................   (56,079)  (19,180)        (29,505)   (31,168)         (9,925)     (1,841)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS ................   (21,560)    2,042           2,228       (104)          1,153      37,882
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares issued ...........................       706     2,726           2,254      1,997           2,340       1,424
     Shares issued in lieu of cash distributions     435        42           1,331        197             157          14
     Shares redeemed .........................    (1,284)   (1,502)         (1,518)      (466)           (601)        (27)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B TRANSACTIONS ................      (143)    1,266           2,067      1,728           1,896       1,411
------------------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ................   (21,703)    3,308           4,295      1,624           3,049      39,293
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...   (28,696)    9,273          (4,286)    21,510           8,670      43,084
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year .........................    59,683    50,410         123,355    101,845          43,084          --
------------------------------------------------------------------------------------------------------------------------------------
   End of year ...............................   $30,987   $59,683        $119,069   $123,355         $51,754     $43,084
===================================================================================================================================-
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares issued ...........................     3,070     1,871           2,220      2,489             917       3,875
     Shares issued in lieu of cash distributions      --        --              --         --              --          --
     Shares redeemed .........................    (4,938)   (1,547)         (1,898)    (2,247)           (809)       (173)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARE TRANSACTIONS ..........    (1,868)      324             322        242             108       3,702
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares issued ...........................        61       222             147        144             193         135
     Shares issued in lieu of cash distributions      45         3              94         14              13           1
     Shares redeemed .........................      (117)     (122)           (101)       (34)            (48)         (2)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS ..........       (11)      103             140        124             158         134
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS ..................    (1,879)      427             462        366             266       3,836
===================================================================================================================================-

*Commenced operations on August 2, 1996.

                         The accompanying notes are an integral part of the financial statements.

34 & 35



FINANCIAL HIGHLIGHTS
                                                                                                             [LOGO OMITTED]
                                                                                                           JANUARY 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                  NET ASSET                    NET REALIZED    DISTRIBUTIONS  DISTRIBUTIONS   NET ASSET
                                    VALUE,          NET       AND UNREALIZED     FROM NET         FROM         VALUE,
                                  BEGINNING      INVESTMENT   GAINS (LOSSES)    INVESTMENT       CAPITAL       END OF
                                  OF PERIOD       INCOME      ON INVESTMENTS      INCOME          GAINS        PERIOD
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                $ 1.00        $ 0.05         $ 0.00           $(0.05)        $ 0.00       $ 1.00
1997                                  1.00          0.05           0.00            (0.05)          0.00         1.00
1996                                  1.00          0.06           0.00            (0.06)          0.00         1.00
1995                                  1.00          0.04           0.00            (0.04)          0.00         1.00
1994 (1)                              1.00          0.00           0.00             0.00           0.00         1.00
CLASS B
1998                                $ 1.00        $ 0.05         $ 0.00           $(0.05)        $ 0.00       $ 1.00
1997                                  1.00          0.05           0.00            (0.05)          0.00         1.00
1996                                  1.00          0.05           0.00            (0.05)          0.00         1.00
1995 (2)                              1.00          0.04           0.00            (0.04)          0.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                $ 9.95        $ 0.50         $ 0.42           $(0.50)        $(0.05)      $10.32
1997                                 10.12          0.49          (0.17)           (0.49)          0.00         9.95
1996                                  9.36          0.49           0.76            (0.49)          0.00        10.12
1995                                 10.17          0.46          (0.81)           (0.46)          0.00         9.36
1994 (1)                             10.00          0.07           0.17            (0.07)          0.00        10.17
CLASS B
1998                                $ 9.95        $ 0.48         $ 0.42           $(0.48)        $(0.05)      $10.32
1997                                 10.11          0.47          (0.16)           (0.47)          0.00         9.95
1996                                  9.36          0.47           0.75            (0.47)          0.00        10.11
1995                                 10.17          0.43          (0.81)           (0.43)          0.00         9.36
1994 (3)                             10.07          0.05           0.10            (0.05)          0.00        10.17
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                $ 9.76        $ 0.57         $ 0.42           $(0.57)        $(0.01)      $10.17
1997                                 10.15          0.56          (0.39)           (0.56)          0.00         9.76
1996                                  9.09          0.55           1.06            (0.55)          0.00        10.15
1995                                 10.06          0.51          (0.97)           (0.51)          0.00         9.09
1994 (1)                             10.00          0.08           0.06            (0.08)          0.00        10.06
CLASS B
1998                                $ 9.77        $ 0.54         $ 0.42           $(0.54)        $(0.01)      $10.18
1997                                 10.15          0.53          (0.38)           (0.53)          0.00         9.77
1996                                  9.10          0.53           1.05            (0.53)          0.00        10.15
1995                                 10.06          0.49          (0.96)           (0.49)          0.00         9.10
1994 (4)                             10.01          0.04           0.05            (0.04)          0.00        10.06
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                         RATIO OF
                                                                                          RATIO OF     NET INVESTMENT
                                                                           RATIO OF      EXPENSES TO       INCOME
                                                            RATIO OF     NET INVESTMENT    AVERAGE       TO AVERAGE
                                             NET ASSETS,   EXPENSES TO      INCOME       NET ASSETS      NET ASSETS       PORTFOLIO
                                     TOTAL    END OF        AVERAGE       TO AVERAGE     (EXCLUDING      (EXCLUDING       TURNOVER
                                    RETURN  PERIOD (000)   NET ASSETS      NET ASSETS      WAIVERS)        WAIVERS)         RATE
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                 5.33%    $52,177         0.49%          5.21%           0.65%           5.05%           N/A
1997                                 5.11      90,301         0.49           5.00            0.66            4.83            N/A
1996                                 5.65      84,660         0.49           5.50            0.64            5.35            N/A
1995                                 4.15      77,295         0.49           4.08            0.69            3.88            N/A
1994 (1)                             2.95      82,477         0.49           2.89            0.80            2.58            N/A
CLASS B
1998                                 5.07%    $ 6,550         0.74%          4.96%           0.90%           4.80%           N/A
1997                                 4.85       7,501         0.74           4.75            0.91            4.58            N/A
1996                                 5.39       6,154         0.74           5.15            0.89            5.00            N/A
1995 (2)                             3.95         669         0.74           4.33            0.93            4.14            N/A
------------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                 9.55%    $85,043         0.75%          5.00%           0.80%           4.96%            17%
1997                                 3.35      92,619         0.75           5.01            0.85            4.91             26
1996                                13.66      36,611         0.75           5.02            0.89            4.88             43
1995                                (3.38)     26,096         0.75           4.88            1.09            4.54             28
1994 (1)                             2.43      20,477         0.75           4.18            1.62            3.31             17
CLASS B
1998                                 9.28%    $ 7,658         1.00%          4.74%           1.05%           4.70%            17%
1997                                 3.19       6,191         1.00           4.76            1.10            4.66             26
1996                                13.26       4,312         1.00           4.78            1.14            4.64             43
1995                                (3.62)      2,263         1.00           4.68            1.34            4.34             28
1994 (3)                             1.48         935         1.00           3.87            2.14            2.73             17
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                10.44%    $50,100         0.83%          5.77%           1.05%           5.55%            21%
1997                                 1.83      59,014         0.83           5.75            1.16            5.42             46
1996                                18.14      60,228         0.83           5.68            1.11            5.40             28
1995                                (4.48)     61,067         0.83           5.61            1.17            5.27             13
1994 (1)                             1.39      34,654         0.83           4.64            1.49            3.98              5
CLASS B
1998                                10.16%    $ 1,519         1.08%          5.52%           1.30%           5.30%            21%
1997                                 1.69       1,830         1.08           5.50            1.41            5.17             46
1996                                17.72       1,167         1.08           5.39            1.36            5.11             28
1995                                (4.62)        457         1.08           5.34            1.42            5.00             13
1994 (4)                             0.89         141         1.08           4.47            2.00            3.35              5
------------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on December 1, 1993. All ratios for the period have been annualized.
(2) Commenced operations on February 7, 1994. All ratios for the period have been annualized.
(3) Commenced operations on December 17, 1993. All ratios for the period have been annualized.
(4) Commenced operations on December 31, 1993. All ratios for the period have been annualized.

                         The accompanying notes are an integral part of the financial statements.

36 & 37


FINANCIAL HIGHLIGHTS
                                                                                                             [LOGO OMITTED]
                                                                                                           JANUARY 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                  NET ASSET                NET REALIZED   DISTRIBUTIONS  DISTRIBUTIONS  NET ASSET
                                    VALUE,      NET       AND UNREALIZED    FROM NET        FROM         VALUE,         NET ASSETS,
                                  BEGINNING  INVESTMENT   GAINS (LOSSES)   INVESTMENT      CAPITAL       END OF   TOTAL   END OF
                                  OF PERIOD INCOME (LOSS) ON INVESTMENTS     INCOME         GAINS        PERIOD  RETURN PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                $12.34      $ 0.14         $(0.29)      $ 0.00         $(1.71)       $10.48   (0.30)%$  27,923
1997                                 11.43       (0.10)          1.16         0.00          (0.15)        12.34    9.30     55,924
1996                                  7.86       (0.10)          3.67         0.00           0.00         11.43   45.42     48,090
1995                                 10.48       (0.06)         (2.56)        0.00           0.00          7.86  (25.00)    34,772
1994 (1)                             10.00        0.00           0.48         0.00           0.00         10.48   (4.80)    36,670
CLASS B
1998                                $12.24      $ 0.05         $(0.23)      $ 0.00         $(1.71)       $10.35   (0.56)%$   3,064
1997                                 11.36       (0.12)          1.15         0.00          (0.15)        12.24    9.09      3,759
1996                                  7.83       (0.12)          3.65         0.00           0.00         11.36   45.08      2,320
1995                                 10.48       (0.06)         (2.59)        0.00           0.00          7.83  (25.29)       730
1994 (2)                              9.77        0.00           0.71         0.00           0.00         10.48    7.27        330
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                $15.38      $ 0.03         $ 2.52       $(0.01)        $(3.87)       $14.05   17.12%  $113,048
1997                                 13.31        0.00           2.86        (0.01)         (0.78)        15.38   22.06    118,873
1996                                  9.57        0.01           3.93        (0.01)         (0.19)        13.31   41.31     99,612
1995                                 10.53        0.03          (0.96)       (0.03)          0.00          9.57   (8.84)    70,502
1994 (1)                             10.00        0.00           0.53         0.00           0.00         10.53    5.30     54,022
CLASS B
1998                                $15.28      $ 0.02         $ 2.46       $ 0.00         $(3.87)       $13.89   16.76%  $  6,021
1997                                 13.25       (0.03)          2.84         0.00          (0.78)        15.28   21.81      4,482
1996                                  9.55       (0.01)          3.90         0.00          (0.19)        13.25   40.88      2,233
1995                                 10.52        0.01          (0.97)       (0.01)          0.00          9.55   (9.11)       505
1994 (3)                             10.33        0.00           0.19         0.00           0.00         10.52    1.84        171
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                $11.23      $ 0.27         $ 1.78       $(0.27)        $(0.39)       $12.62   18.44%  $ 48,076
1997 (4)                             10.00        0.16           1.23        (0.16)          0.00         11.23   13.98     41,580
CLASS B
1998                                $11.24      $ 0.23         $ 1.79       $(0.25)        $(0.39)       $12.62   18.07%  $  3,678
1997 (4)                             10.00        0.15           1.24        (0.15)          0.00         11.24   13.98      1,504
------------------------------------------------------------------------------------------------------------------------------------



                                                                                    RATIO OF
                                                                   RATIO OF      NET INVESTMENT
                                                    RATIO OF      EXPENSES TO    INCOME (LOSS)
                                   RATIO OF     NET INVESTMENT     AVERAGE        TO AVERAGE
                                  EXPENSES TO    INCOME (LOSS)    NET ASSETS       NET ASSETS    PORTFOLIO    AVERAGE
                                    AVERAGE       TO AVERAGE      (EXCLUDING       (EXCLUDING    TURNOVER   COMMISSION
                                  NET ASSETS      NET ASSETS       WAIVERS)         WAIVERS)       RATE        RATE+
------------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                 1.15%          (0.81)%          1.28%           (0.94)%        133%      $0.0572
1997                                 1.15           (0.91)           1.33            (1.09)         119        0.0574
1996                                 1.15           (0.92)           1.32            (1.09)         117         N/A
1995                                 1.15           (0.75)           1.42            (1.02)         126         N/A
1994 (1)                             1.15           (0.83)           1.70            (1.38)           7         N/A
CLASS B
1998                                 1.40%          (1.06)%          1.53%           (1.19)%        133%      $0.0572
1997                                 1.40           (1.15)           1.58            (1.33)         119        0.0574
1996                                 1.40           (1.19)           1.57            (1.36)         117         N/A
1995                                 1.40           (0.98)           1.67            (1.25)         126         N/A
1994 (2)                             1.40           (1.08)           2.15            (1.83)           7         N/A
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                 1.02%           0.09%           1.28%           (0.17)%        118%      $0.0782
1997                                 1.02           (0.01)           1.28            (0.27)          90        0.0739
1996                                 1.02            0.08            1.27            (0.17)         119         N/A
1995                                 1.02            0.28            1.33            (0.03)         107         N/A
1994 (1)                             1.02            0.12            1.51            (0.37)           7         N/A
CLASS B
1998                                 1.27%          (0.16)%          1.53%           (0.42)%        118%      $0.0782
1997                                 1.27           (0.27)           1.53            (0.53)          90        0.0739
1996                                 1.27           (0.16)           1.52            (0.41)         119         N/A
1995                                 1.27            0.02            1.58            (0.29)         107         N/A
1994 (3)                             1.27            0.19            2.01            (0.55)           7         N/A
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998                                 1.11%           2.26%           1.15%            2.22%          68%      $0.0692
1997 (4)                             1.20            3.27            1.25             3.22           10        0.0787
CLASS B
1998                                 1.36%           2.01%           1.40%            1.97%          68%      $0.0692
1997 (4)                             1.45            3.02            1.50             2.97           10        0.0787
------------------------------------------------------------------------------------------------------------------------------------

(1)  Commenced operations on December 1, 1993. All ratios for the period have been annualized.
(2)  Commenced operations on December 29, 1993. All ratios for the period have been annualized.
(3)  Commenced operations on December 31, 1993. All ratios for the period have been annualized.
(4)  Commenced operations on August 2, 1996. All ratios for the period have been annualized.
 +   Presentation of average commission rate is required only for the fiscal years beginning after September 1, 1995.

                         The accompanying notes are an integral part of the financial statements.

38 & 39


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION:
The Arbor Fund (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993, other than those related to organizational matters and the sale of initial shares to SEI Fund Resources (the "Administrator"), on October 9, 1992. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate to the Trust's OVBFamily of Funds. The OVB Family of Funds includes the Prime Obligations Portfolio (the "Money Market Portfolio"), Capital Appreciation Portfolio, Emerging Growth Portfolio, Equity Income Portfolio (the "Equity Portfolios"), Government Securities Portfolio and West Virginia Tax-Exempt IncomePortfolio (the "Fixed Income Portfolios"). The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The Portfolios are registered to offer two classes of shares:
Class A and Class B (see note 3).

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies consistently followed by the Portfolios.

SECURITY VALUATION--
Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price, if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less until maturity are valued at their amortized cost.
     Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

FEDERAL INCOME TAXES--
It is each Portfolio's intention to continue to qualify as a regulated investment


                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998
--------------------------------------------------------------------------------
company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.
     On the Statement of Net Assets the following adjustments were made (000):

                 ACCUMULATED    UNDISTRIBUTED
                NET REALIZED    NET INVESTMENT
PORTFOLIO        GAIN (LOSS)        INCOME         PAID-IN-CAPITAL
--------        ------------    --------------     ---------------
Emerging
  Growth          $ --              $373               $(373)
Capital
  Appreciation     (84)              104                 (20)

SECURITY TRANSACTIONS AND RELATED INCOME--
Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.Purchase discounts and premiums on securities held by the Fixed Income Portfolios are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS--
The Portfolios, except the West Virginia Tax-Exempt Income Portfolio, invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited.

EXPENSES--
Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the portfolios on the basis of relative net assets. Class B shares bear a class specific 12b-1 fee. Income, expenses and accumulated realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of relative net asset value each day.

DISTRIBUTIONS--
Distributions from net investment income for the Equity Portfolios are paid to shareholders in the form of quarterly dividends. Distributions from net investment income for the Money Market and Fixed Income Portfolios are declared daily and paid to shareholders on a monthly basis.Any net realized capital gains on sales of securities are distributed to shareholders at least annually.


                                                                     (CONTINUED)

--------------------------------------------------------------------------------
     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature.To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--
The preparation of financial statements, in conformity with generally accepted accounting principals, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENT, AND DISTRIBUTION
   AGREEMENTS:

One Valley Bank, N.A. (the "Adviser") serves as Investment Adviser to each Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Prime Obligations Portfolio --.25%, Capital Appreciation Portfolio --.95%, Emerging Growth Portfolio --.95%, Equity Income Portfolio --.74%, Government Securities Portfolio --.75% and West Virginia Tax-Exempt IncomePortfolio--.45%. The Adviser has agreed to voluntarily waive a portion of its fee so that the total annual expenses of each Portfolio will not exceed the voluntary expense limitations adopted by the Adviser. In the event that the total annual expenses of a Portfolio, after reflecting a waiver of all fees by the Adviser, exceed the specific limitations, the Adviser has agreed to bear such excess. Fee waivers by the Adviser are voluntary and may be terminated at any time.
     Wellington Management Company, LLP (the "Sub-Adviser") serves as the Investment Sub-Adviser to the Prime Obligations Portfolio pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Adviser and the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser manages the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" and

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 1998
--------------------------------------------------------------------------------
 .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the Money Market Portfolio assets that the Sub-Adviser manages for the Trust, plus the assets of money market portfolios other than the Prime Obligations Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets."
     The Trust and the Administrator have entered into an Administration Agreement. Under terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each Portfolio. There is a minimum annual fee of $100,000 payable to the Administrator by each Portfolio. At its discretion, the Administrator may voluntarily choose not to invoke the $100,000 minimum annual fee. The Administrator also serves as the shareholder servicing agent for the Trust.Compensation for this service is paid under the Administration Agreement.
     DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolios under a Transfer Agency Agreement with the Trust.
     The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, have entered into a Distribution Agreement. The Class B shares of each Portfolio have a distribution plan (the "Class B Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. As provided in the Distribution Agreement and the Class B Plan, the Trust will pay a fee, at an annual rate of
 .25% of each Portfolio's average daily net assets attributable to Class B shares to the Distributor as compensation for its services.

4. ORGANIZATIONAL COSTS AND
TRANSACTIONS WITH AFFILIATES:
Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $23,000 for organizational work performed by a law firm of which two officers of the Trust and a Trustee of the Trust are partners.
     Certain officers of the Trust and a Trustee are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their respective roles.

                                                                     (CONTINUED)

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the period ended January 31, 1998 were as follows:

                     U.S. GOVERNMENT   OTHER INVESTMENT
                       SECURITIES        SECURITIES
                    ---------------   ----------------
                    PURCHASES SALES   PURCHASES  SALES
PORTFOLIO             (000)   (000)     (000)    (000)
---------           ------- -------   -------- --------
West Virginia
  Tax-Exempt Income $   --  $    --   $ 15,982 $ 25,255
Government
  Securities         6,635   18,891      4,637    2,719
Emerging Growth         --       --     57,393   85,565
Capital Appreciation    --       --    132,152  154,975
Equity Income           --    2,005     36,578   30,151

At January 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 1998, for each Equity and Fixed Income Portfolio is as follows:

                                                 NET
                  APPRECIATED  DEPRECIATED    UNREALIZED
                  SECURITIES   SECURITIES    APPRECIATION
PORTFOLIO            (000)        (000)         (000)
---------         ----------   -----------   ------------
West Virginia
  Tax-Exempt
  Income           $ 6,133       $(113)        $ 6,020
Government
  Securities         2,636         (25)          2,611
Emerging
  Growth             7,646        (726)          6,920
Capital
  Appreciation      32,279        (526)         31,753
Equity
  Income             9,133        (748)          8,385

6. CONCENTRATION OF CREDIT RISK:

The Money Market Portfolio invests primarily in money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories assigned by a nationally recognized statistical rating organization or, if not rated, are believed to be of comparable quality. The Fixed Income Portfolios invest primarily in marketable debt instruments. The market value of these investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of debt securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. The ability of the issuers of the securities held by these Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region. Changes by recognized rating organizations in the ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.
     The West Virginia Tax-Exempt Income Portfolio Invests in debt instruments of municipal issuers. Although this Portfolio monitors investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.


NOTICE TO SHAREHOLDERS OF THE OVB FUNDS
                                                                                                                      [LOGO OMITTED]
                                                                                                                    JANUARY 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

UNAUDITED

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

For the fiscal year ended January 31, 1998, each fund is designating long term and mid term capital gains, qualifying dividends, and exempt income with regard to distributions paid during the year as follows:


                                                         LONG TERM       MID TERM       ORDINARY     TAX EXEMPT
                                                       CAPITAL GAINS   CAPITAL GAINS     INCOME        INCOME
                                                       DISTRIBUTIONS   DISTRIBUTIONS  DISTRIBUTIONS DISTRIBUTIONS
PORTFOLIO                                               (TAX BASIS)     (TAX BASIS)    (TAX BASIS)   (TAX BASIS)
---------                                               -----------     -----------    -----------  -------------
Prime Obligations Money Market....................          0%               0%           100%             0%
Capital Appreciation..............................         21%              64%            15%             0%
Emerging Growth...................................         68%              32%             0%             0%
Equity Income.....................................          0%              14%            86%             0%
Government Securities.............................          1%               0%            99%             0%
WestVirginia Tax-Exempt Income....................          7%               2%             0%            91%




                                                        QUALIFYING
PORTFOLIO                                              DIVIDENDS (1)
---------                                              ------------
Prime Obligations Money Market....................           0%
Capital Appreciation..............................          84%
Emerging Growth...................................          87%
Equity Income.....................................          74%
Government Securities.............................           0%
WestVirginia Tax-Exempt Income....................           0%


Please consult your tax advisor for proper treatment of this information.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


45

NOTES

NOTES

NOTES

[GRAPHIC OMITTED]

THE OVB FUNDS
PORTFOLIOS OF THE ARBOR FUND
--------------------------------------------------------------------------------




INVESTMENT ADVISER:
One Valley Bank, N.A.
One Valley Square, P.O. Box 1793
Charleston, WV 25326

DISTRIBUTOR:
SEI Investments Distribution Co.
Oaks, PA 19456

SEI Investments Distribution Co., the Distributor of the OVB Funds, is not affiliated with One Valley Bank, N.A. One Valley Bank, N.A. serves as Investment Adviser for the OVB Funds.

This material must be preceded or accompanied by a current prospectus.

FOR MORE INFORMATION, CALL:

1-800-545-6331


OVB-F-004-05